EXHIBIT 10.5

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                              POORE BROTHERS, INC.

Date of Issuance: November 4, 1998                                 Warrant No. 3

         This certifies that, for value received, POORE BROTHERS, INC., a Delaware corporation (the "Company"), grants to Norwest Business Credit, Inc., or registered assigns (the "Registered Holder"), the right to subscribe for and purchase from the Company, at the price of $0.9375 per share, as such price may be adjusted from time to time (the "Exercise Price"), from and after 9:00 a.m., Phoenix time, on the date of issuance of this Warrant (the "Exercise Commencement Date") and to and including 5:00 p.m., Phoenix time, on November 4, 2003 (the "Expiration Date"), fifty thousand (50,000) shares, as such number of shares may be adjusted from time to time (the "Warrant Shares"), of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Section 7 hereof.

         Section 1. Registration. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Records"), in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         Section 2. Registration of Transfers and Exchanges.

         (a) Subject to Section 10 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

         (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to
Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to have the same date as the date of issuance set forth in this Warrant and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

         Section 3. Duration and Exercise of this Warrant.

         (a) This Warrant shall be exercisable by the Registered Holder in whole, or from time to time in part, on any business day before 5:00 p.m., Phoenix time, during the period beginning on the Exercise Commencement Date and ending on the Expiration Date. At 5:00 p.m., Phoenix time, on the Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

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
         (b) Subject to Sections 4 and 10 hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at its office at 3500 South La Cometa Drive, Goodyear, Arizona 85338, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by up to the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America (except as otherwise provided for in Section 3(c) below), all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly (and in any event, no later than three (3) days after the receipt by the Company of a completed Form of Election to Purchase) issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Subject to Section 10 hereof, any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

         (c) The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the Aggregate Exercise Price (as hereinafter defined), (ii) by wire transfer of immediately available funds in an amount equal to the Aggregate Exercise Price to the account which shall be indicated in writing by the Company to the Registered Holder, or (iii) by written notice to the Company that the Registered Holder is exercising this Warrant and is authorizing the Company to withhold from the issuance to such Registered Holder that number of Warrant Shares which when multiplied by the Market Price (as hereinafter defined) for the Common Stock on the Date of Exercise is equal to the Aggregate Exercise Price. Any Warrant Shares withheld by the Company in connection with an exercise of this Warrant pursuant to clause (iii) of this Section 3(c) shall no longer be issuable under this Warrant and this Warrant shall be deemed to be automatically amended to reduce the number of Warrant Shares issuable hereunder by an amount equal to the amount of such withheld Warrant Shares.

         (d) The "Date of Exercise" of any Warrant means the date on which the Company shall have received both: (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed; and (ii) either payment of the Aggregate Exercise Price as provided herein or a designation on the Form of Election to Purchase referred to (i) above that the Registered Holder has elected to make a cashless exercise as permitted in Paragraph (iii) of Section 3(c).

         (e) This Warrant shall be exercisable, either as an entirety or for part only of the number of Warrant Shares issuable upon the exercise hereof; provided, however, that no partial exercise of this Warrant shall involve less than 5,000 Warrant Shares unless the aggregate remaining Warrant Shares available for purchase pursuant to this Warrant is less than 5,000, in which case this Warrant shall be exercisable for only all such remaining Warrant Shares. If fewer than all of the Warrant Shares evidenced by this Warrant are exercised at any time, the Company shall issue, at its expense, a new Warrant, in substantially the form of this Warrant, for the remaining number of Warrant Shares evidenced by this Warrant, if any.

         (f) Definition of Market Price. As used in this Warrant, the term "Market Price" shall mean the closing price per share of the Common Stock on the Date of Exercise. The closing price shall be the last reported sale price or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the New York Stock Exchange, or, if the shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information or as reported on the NASD's OTC Electronic Bulletin Board ("OTC"). If shares of the Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization or reported on OTC, the Market Price shall be deemed to be the fair value thereof determined in good faith by the Company's Board of Directors as expressed by a resolution of such board as of a date which is within fifteen
(15) days of the date as of which the determination is to be made.

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
         (g) Definition of Aggregate Exercise Price. As used in this Warrant, the term "Aggregate Exercise Price" means the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon an exercise (in whole or in part) of this Warrant pursuant to this Section 3.

         Section 4. Payment of Taxes and Expenses.

         (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder.

         (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

         Section 5. Mutilated or Missing Warrant Certificate. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

         Section 6. Reservation, Listing and Issuance of Warrant Shares.

         (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company will, at its expense, use its best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

         (b) Before taking any action which could cause an adjustment pursuant to Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.


         (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

         Section 7. Adjustments of Exercise Price and Number of Warrant Shares.

         (a) The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment from time to time as hereinafter provided. Upon each adjustment of such Exercise Price pursuant to this Section 7, the holder of this Warrant shall thereafter prior to the Expiration Date thereof be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (b) Adjustment for Certain Special Dividends. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, and otherwise than in Common Stock, the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount per share of the Common Stock so declared as payable otherwise than out of earnings or earned surplus or, in the case of any other dividend, to the fair value per share of the Common Stock of the property so declared as payable otherwise than out of earnings or earned surplus, as determined, in good faith and in the exercise of reasonable business judgment, by the board of directors of the Company on a non-discriminatory basis. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or earned surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined, reasonably and in good faith, by the board of directors of the Company on a non-discriminatory basis. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are determined.

         (c) Subdivisions or Combinations of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.
         (d) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of the Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for the Common Stock, then, and in each such case, proper provision shall be made so that the holder of this Warrant, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all Warrant Shares issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 7).

         (e) Notice of Adjustment. Upon any adjustment of any Exercise Price, then and in each such case the Company shall promptly deliver to the registered holder of this Warrant written notice consisting of a certificate of the chief financial officer of the Company, which notice shall state the Exercise Price resulting from such adjustment, and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         Section 8. No Rights or Liabilities as a Stockholder. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the

Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 9. Fractional Warrant Shares. The Company shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant (or specified portion hereof) or to distribute certificates which evidence fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant, the Company shall pay to the Registered Holder an amount in cash equal to the Market Price of a Warrant Share as of the Date of Exercise, multiplied by such fraction.

         Section 10. Transfer Restrictions; Registration of the Warrant and Warrant Shares.

         (a) Neither the Warrant nor the Warrant Shares have been registered under the Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the Act or in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the Act.

         (b)  Subject  to the  provisions  of the  following  paragraph  of this
Section 11, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the Act or are otherwise no longer subject to the restrictions of the Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

         (d) The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), so long as it is required to do so pursuant to the 1934 Act. Until the earlier of (i) two years from the issuance date of this Warrant, or (ii) the sale by the Registered Holder of all of the Warrant Shares and the termination of this Warrant, the Company shall comply with the disclosure obligations set forth Paragraph (c) of Rule 144 promulgated under the Act (Rule 144") or any successor rule or regulation thereto or any statute hereafter adopted to replace or establish the exemption that is now covered by Rule 144. The Company also will cooperate with the Registered Holder and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holders to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Act for the sale of restricted securities.

         Section 11. Registration Rights.

         The Company covenants and agrees as follows:

                  (a)      Definitions.  For purposes of this Section 11:

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
                           (i) The term  "Holder"  means each of the persons who
at the time holds Registrable Securities or a warrant or warrants (including this Warrant) to purchase Registrable Securities.

                           (ii)   The   terms   "register,"   "registered"   and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and such registration statement or document becoming effective.

                           (iii)  The term  "Registrable  Securities"  means the
Warrant Shares issuable upon the exercise of this Warrant; provided, however, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein;
(ii) such securities shall have been disposed of in accordance with Rule 144 promulgated under the Act, or any successor rule or regulation thereto, or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144; (iii) such securities may be sold by a Holder in a transaction pursuant to the provisions of Rule 144 provided that such rule shall be at such time available for the sale of all such securities which the Holder at such time desires to sell; or (iv) such securities may otherwise be sold to the public in a transaction not requiring registration under the Act.

                           (v)  The  term  "Registration   Expenses"  means  all
registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Warrant, and any other fees and expenses of the registration under this Warrant which are not Selling Expenses.

                           (vi)   The  term   "Selling   Expenses"   means   all
underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

                           (vii)  All  other  capitalized  terms  used  in  this
Section that are not defined herein shall have the meaning otherwise given in this Warrant.

         (b)  Piggyback Registration Rights.

                           (i) If, at any time or from time to time, the Company
shall determine to register any of its Common Stock, either for its own account or for the account of a security holder or holders, other than (A) a registration relating solely to stock option or employee benefit plans or (B) a registration relating solely to a transaction covered by Rule 145 under the Act, the Company will (X) promptly give the Holders written notice thereof, and (Y) include in such registration, and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by a Holder or Holders within ten (10) days after receipt of such written notice from the Company.

                           (ii) If the  registration  of which the Company gives
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to Paragraph (b)(i) of this Section 11. In such event, the right of each Holder to registration pursuant to this Section 11 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities owned by such Holder in the underwriting to the extent provided under this Section 11. If a Holder proposes to distribute its Registrable Securities through such underwriting it shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 11, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holders of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities pro rata according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities requested by the Holders and such other holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise any Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If a Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                           (iii) IN  ACCORDANCE  WITH  PARAGRAPH  (b)(i) OF THIS
SECTION 11, THE COMPANY HEREBY GIVES NOTICE TO THE HOLDER OF THIS WARRANT THAT THE COMPANY HAS FILED A REGISTRATION STATEMENT ON FORM S-3 (THE "FORM S-3") WITH THE COMMISSION FOR THE REGISTRATION OF SHARES OF THE COMPANY'S COMMON STOCK, WHICH REGISTRATION STATEMENT HAS NOT YET BEEN DECLARED EFFECTIVE BY THE COMMISSION. SHOULD THE HOLDER OF THIS WARRANT ELECT TO INCLUDE THE REGISTRABLE SECURITIES IN SUCH REGISTRATION (SUCH REGISTRATION BEING HEREINAFTER REFERRED TO AS THE "FORM S-3 REGISTRATION") PURSUANT TO THIS SECTION 11, THEN THE HOLDER MUST DELIVER WRITTEN NOTICE OF SUCH ELECTION TO THE COMPANY IN ACCORDANCE WITH PARAGRAPH (b)(i) ABOVE.

                           (iv) The  Company  may  withdraw a  registration  for
which registration rights have been exercised pursuant to this Section 11 at any time prior to the time it becomes effective.

                  (c) Contingent Demand Registration Right.

                           (i) If both (A) the  Holder  elects  to  include  the
Registrable Securities in the Form S-3 Registration in accordance with the provisions of Subsection (b) of this Section 11, and (B) thereafter, the Company cancels the Form S-3 Registration prior to the Form S-3 being declared effective (the effective date of such cancellation being hereinafter referred to as the "Registration Cancellation Date"), then the Holders of a majority of the Registrable Securities shall have a one-time demand registration right as set forth below in Paragraphs (ii) through (vi) this Subsection (c).

                           (ii) Subject to the  satisfaction  of the  conditions
set forth in Paragraph (i) above, if, at any time during the period beginning on the Registration Cancellation Date and expiring on the date which is two hundred and seventy days (270) after the date of issuance of this Warrant, the Company shall receive a written request from the Holders of a majority of the Registrable Securities that the Company file a registration statement under the Act covering such number of Registrable Securities specified by them, then the Company shall, subject to the limitations of this Section 11(c), use reasonable efforts consistent with the terms contained in this Section 11 to effect the registration under the Act of all such Registrable Securities as soon as practicable thereafter; provided, however, that any registration request pursuant to this Paragraph (ii) must be made by the Holder or Holders prior to the expiration of a period of two hundred and seventy (270) days after the date of issuance of this Warrant.

                           (iii) The Company  shall not be obligated to take any
action to effect any registration,  qualification or compliance pursuant to this
Section 11(c), (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, or (B) if, within ten
(10) days after receipt by the Company of a request for registration pursuant to
Section 11(c)(ii), the Company gives notice to the Holder or Holders so requesting such registration that it is engaged, or has a bona fide intention to engage, within ninety (90) days of the date of such request, in a firmly underwritten public offering as to which each Holder will be entitled to include Registrable Securities pursuant to Section 11(b) hereof, and the Company does engage in such firmly underwritten public offering in which each Holder will be entitled to include Registrable Securities pursuant to Section 11(b) hereof within said 90-day period or such longer period as may be required to complete such offering.

                           (iv) If a  registration  is  requested by a Holder or
Holders pursuant to Section 11(c)(ii), the Company may include in such registration securities for offering by the Company and any other holder of securities who has the right to request the Company to register securities of the Company in such registration.

                           (v)   Notwithstanding   anything   to  the   contrary
contained herein, the Company need not cause a registration statement filed pursuant to the provisions of this Section 11(c) to become effective under the Securities Act on more than one (1) occasion; provided, however, that any registration requested by a Holder or Holders pursuant to this Section 11(c) which shall not have become effective or remained effective in accordance with the provisions of this Section 11(c) shall not be deemed to be a registration for any purpose hereunder.

                           (vi)  Notwithstanding  the foregoing,  if the Company
shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company may direct that a registration pursuant to this Section 11(c) be delayed for so long as the basis for the Board of Directors' judgment exists; provided; however, that (A) the Company may not delay such registration for a period of more than sixty (60) days from the date notice is first received by the Company from a Holder or Holders pursuant to subsection (ii) above, and (B) the Company may not defer its obligation in this manner more than once.

                  (d) Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to this Section 11 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of a Holder shall be borne by such Holder.

                  (e) Registration Procedures.

                           (i)  In   connection   with   the   registration   of
Registrable Securities pursuant to this Section 11, the Company shall as expeditiously as is reasonable:

                                    (A)  prepare  and  file  with the SEC on any
appropriate form a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective;

                                    (B)  prepare  and  file  with  the SEC  such
amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier to occur of (1) the first anniversary of the date of issuance of this Warrant and (2) the completion by the Holder or Holders of the distribution described in such registration statement;

                                    (C)   furnish   to  each   seller   of  such
Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                                    (D)   immediately   notify  each  seller  of
Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law; and

                                    (E) use  reasonable  efforts  to  list  such
securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if any.

                           (ii) The Holder or Holders of Registrable  Securities
included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section.

                           (iii) The Holder or Holders of Registrable Securities
included in any registration shall, upon request by the Company and any managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and as shall be reasonably necessary to consummate the offering.

                  (f) Indemnification. (i) The Company will indemnify each Holder with respect to which a registration has been effected pursuant to this Agreement against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

                           (ii) Each Holder will, if Registrable Securities held
by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act and each other such holder of securities included in the registration against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder.

                           (iii) Each party  entitled to  indemnification  under
this Section 11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

                  (g) 1934 Act Registration. The Company covenants and agrees that until such time as there shall be no Registrable Securities outstanding:

                           (i)  it  will,  if  required  by  law,   maintain  an
effective registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

                           (ii)  it  will,  if  a  registration  statement  with
respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144 promulgated under the Act, or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144; and

                           (iii) it will, if no longer  required to file reports
pursuant to Section 12 (g) of the 1934 Act, upon the request of the Holder, make publicly available the information specified in subparagraph (c) (2) of Rule 144, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC.

         Section 12. Notices. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

         (a) If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

         (b) If to the Company, addressed to Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338, Attention: Chief Financial Officer.

         Section 13. Binding Effect. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

         Section 14. Survival of Rights and Duties. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Phoenix time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised, except that the provisions of Sections 4 and 11(f) hereof shall continue in full force and effect after such termination date.

         Section 15. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Arizona.

         Section 16. Section Headings. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

         Section 17. Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the holder of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.

                                            POORE BROTHERS, INC.

                                            By: __________________________
                                                Name:
                                                Title:
ATTEST:

By: __________________________
    Name:
    Title:

                          FORM OF ELECTION TO PURCHASE
                 (To Be Executed Upon Exercise of this Warrant)

To Poore Brothers, Inc.:

                  The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant (Warrant No. ___), to purchase ___________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of Poore Brothers, Inc. of $_________ representing the full purchase price for such shares at the price per share provided for in such Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

                  In lieu of paying the purchase price as provided in the preceding paragraph, the undersigned will/will not (circle appropriate word(s)) make a cashless exercise pursuant to Section 3(c) of the attached Warrant.

                  The undersigned requests that certificates for such shares be issued in the name of:

_______________________________           PLEASE INSERT SOCIAL SECURITY
                                          OR TAX IDENTIFICATION NUMBER
_______________________________

_______________________________

_______________________________           _______________________________
(Please print name and address)

                  In the event that not all of the purchase rights represented by the Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall (subject to applicable transfer restrictions) be issued in the name of and delivered to:

      _____________________________________________________________________
                               (Please print name)

      _____________________________________________________________________
                             (Please print address)

Dated: ______________________  Name of Holder (Print):

                                            By: ________________________________
                                            (Name): ____________________________
                                            (Title): ___________________________

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. _____) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:

         Name of Assignee             Address              Number of Shares of
         ----------------             -------                 Common Stock
                                                              ------------





                  If the total of said purchase rights represented by the Warrant shall not be assigned, the undersigned requests that a new Warrant Certificate evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.


Dated: ___________________ Name of Holder (Print):


                                            By: ________________________________
                                            (Name): ____________________________
                                            (Title): ___________________________

                               NOTICE OF EXERCISE
                                       OF
                          PIGGYBACK REGISTRATION RIGHTS

To Poore Brothers, Inc.:

                  The undersigned, the record holder of that certain Warrant dated November 4, 1998, issued by Poore Brothers, Inc. (the "Company") to Norwest Business Credit, Inc. ("Norwest"), hereby notifies the Company of its election to exercise its piggyback registration rights contained in Section 11 of the Warrant for the purpose of including all of the Warrant Shares (as such term is defined in the Warrant) in the registration of which the Company has provided notification to Norwest (in accordance with Paragraph (b) of Section 11 of the Warrant).

                                        Sincerely,

                                        NORWEST BUSINESS CREDIT, INC.


                                        By: _________________________
                                            Name:
                                            Title:

                                       3